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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 2-47371) UNDER
                          THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 49

                                      and

                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 50

                    VANGUARD FIXED INCOME SECURITIES FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)

                            100 Vanguard Boulevard
                            Malvern, PA 19355-0741
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 2600
                            Valley Forge, PA 19482

  It is hereby requested that this filing become effective on June 1, 1999 pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regu-lation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended January 31, 1999 on April 28, 1999.

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

                     VANGUARD FIXED INCOME SECURITIES FUNDS

                             CROSS REFERENCE SHEET

  Form N-1A
 Item Number                                        Location in Prospectus
  Item 1.    Front and Back Cover Pages............ Front and Back Cover Pages
  Item 2.    Risk/Return Summary: Investments,
             Risks, and Performance................ Fund Profile
  Item 3.    Risk/Return Summary: Fee Table........ Fee Table
  Item 4.    Investment Objectives, Principal
             Investment Strategies, and Related     A Word About Risk; Who
             Risks................................. Should Invest; Primary
                                                    Investment Strategies
  Item 5.    Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Report to Shareholders
                                                    dated January 31, 1999
                                                    filed with the Securities
                                                    and Exchange Commission's
                                                    EDGAR system on April 5,
                                                    1999
  Item 6.    Management, Organization, and Capital
             Structure............................. The Fund and Vanguard;
                                                    Investment Adviser
  Item 7.    Shareholder Information............... Share Price; Dividends,
                                                    Capital Gains, and Taxes;
                                                    Investing With Vanguard
  Item 8.    Distribution Arrangements............. Inside Front Cover Page
  Item 9.    Financial Highlights Information...... Financial Highlights
  Form N-1A                                         Location in Statement
 Item Number                                        of Additional Information
  Item 10.   Cover Page and Table of Contents...... Cover Page; Table of
                                                    Contents
  Item 11.   Fund History.......................... Description of the Trust
  Item 12.   Description of the Fund and its
             Investments and Risks................. Investment Policies;
                                                    Description of the Trust;
                                                    and Fundamental Investment
                                                    Limitations
  Item 13.   Management of the Fund................ Management of the Trust
  Item 14.   Control Persons and Principal Holders
             of Securities......................... Management of the Trust
  Item 15.   Investment Advisory and Other          Investment Advisory
             Services.............................. Services
  Item 16.   Brokerage Allocation and Other
             Practices............................. Portfolio Transactions
  Item 17.   Capital Stock and Other Securities.... Description of the Trust
  Item 18.   Purchase, Redemption, and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares; and
                                                    Share Price
  Item 19.   Taxation of the Fund.................. Description of the Trust
  Item 20.   Underwriters.......................... Not Applicable
  Item 21.   Calculation of Performance Data....... Yield and Total Return
  Item 22.   Financial Statements.................. Financial Statements

                                    PART B

                     VANGUARD FIXED INCOME SECURITIES FUND
                                  (the Trust)

                      STATEMENT OF ADDITIONAL INFORMATION

                  June 1, 1999; Revised August 30, 1999

  This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses dated June 1, 1999. To obtain a Prospectus or an additional 1999 Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:

                   Vanguard Investor Information Department
                             1-800-662-7447 (SHIP)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust...................................................  B-1
Investment Policies........................................................  B-3
Purchase of Shares.........................................................  B-9
Share Price................................................................  B-9
Redemption of Shares.......................................................  B-9
Fundamental Investment Limitations......................................... B-10
Management of the Trust.................................................... B-12
Investment Advisory Services............................................... B-16
Portfolio Transactions..................................................... B-17
Yield and Total Return..................................................... B-19
Financial Statements....................................................... B-20
Performance Measures....................................................... B-21
Other Definitions.......................................................... B-23
Appendix--Description of Securities and Ratings............................ B-24

                           DESCRIPTION OF THE TRUST

Organization

  The Trust was organized as Westminster Fixed Income Securities Fund, a Mary-land corporation, in 1972. It was reorganized as a Pennsylvania business trust in 1984, then reorganized as a Maryland corporation in 1985 and, finally, re-organized as a Delaware business trust in May, 1998. Prior to its reorganiza-tion as a Delaware business trust, the Trust was known as Vanguard Fixed In-come Securities Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Com-pany Act of 1940 (the 1940 Act) as an open-end diversified management invest-ment company. It currently offers the following funds:


GNMA Fund                    Short-Term Treasury Fund          Short-Term Federal Fund
Short-Term Corporate Fund*   Intermediate-Term Treasury Fund   Intermediate-Term Corporate Fund
Long-Term Treasury Fund      Long-Term Corporate Fund          High-Yield Corporate Fund

               (individually, the Fund; collectively, the Funds)

* The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares.

  The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

Service Providers

  Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245, and First Union, PA4943, 530 Walnut Street, Phila-delphia, Pennsylvania 19106, serve as the Trust's custodians. The custodians are responsible for maintaining the Trust's assets and keeping all necessary accounts and records.

  Independent Accountants. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania, 19103, serves as the Trust's independent accoun-tants. The accountants audit financial statements for the Trust and provide other related services.

  Transfer and Dividend-Paying Agent. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

Characteristics of the Trust's Shares

  Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its Funds may be terminated by reorganization into another mu-tual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.

  Shareholder Liability. The Trust is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remain-ing assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

  Dividend Rights. The shareholders of a Fund are entitled to receive any div-idends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distribu-tions. Distributions will be made from the assets of a series, and will be paid ratably to all shareholders of the fund (or class) according to the num-ber of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share clas-ses of the same series based upon differences in the way that expenses are al-located between share classes pursuant to a multiple class plan.

  Voting Rights. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a mate-rial degree the rights and preferences of the shares of any class or fund; or
(iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various cir-cumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a frac-tional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

  Liquidation Rights. In the event of liquidation, shareholders will be enti-tled to receive a pro rata share of the net assets of applicable Funds of the Trust.

  Preemptive Rights. There are no preemptive rights associated with shares of the Funds.

  Conversion Rights. Shareholders of the Short-Term Corporate Fund may convert their Individual (or Institutional) Shares into Institutional (or Individual) Shares upon the satisfaction of any then applicable eligibility requirements.

  Redemption Provisions. The Trust's redemption provisions are described in its current prospectuses and elsewhere in this Statement of Additional infor-mation.

  Sinking Fund Provisions. The Trust has no sinking fund provisions.

  Calls or Assessment. The Trust's shares, when issued, are fully paid and non-assessable.

Tax Status of the Trust

  Each Fund of the Trust intends to qualify as a "regulated investment compa-ny" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each fund of the Trust must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In ad-dition, the Fund could be required to recognize unrealized gains, pay substan-tial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

  The following policies supplement the investment policies set forth in the Trust's Prospectuses:

  Repurchase Agreements. Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to mar-ket conditions or to generate income from its excess cash balances. A repur-chase agreement is an agreement under which a Fund acquires a fixed-income se-curity (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instru-ment. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until re-purchased. In addition, the Fund's Board of Trustees will monitor a Fund's re-purchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

  Lending of Securities. Each Fund may lend its investment securities to qual-ified institutional investors (typically brokers, dealers, banks or other fi-nancial institutions) who need to borrow securities in order to complete cer-tain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment secu-rities, a Fund attempts to increase its net investment income through the re-ceipt of interest on the loan. Any gain or loss in the market price of the se-curities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such col-lateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to ter-mination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in in-terest bearing short-term investments), any distribution on the loaned securi-ties and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrow-er, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to re-view by the Trust's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities, so long as such fees are set forth in a written contract and ap-proved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

  Vanguard Interfund Lending Program. The Commission has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending pro-gram. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is sub-ject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transac-tion. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objec-tive and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

  Temporary Investments. The Funds may take temporary defensive measures that are inconsistent with the Funds' normal fundamental or non-fundamental invest-ment policies and strategies in response to adverse market, economic, politi-cal, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of mu-nicipal or corporate issuers, obligations of the U.S. Government and its agen-cies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agree-ments involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defen-sive measures. In taking such measures, the Fund may fail to achieve its in-vestment objective.

  Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

  Each Fund may invest in restricted, privately placed securities that, under Commission rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's in-vestment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advis-er's decisions. Several factors the Board considers in monitoring these deci-sions include the valuation of a security, the availability of qualified in-stitutional buyers, and the availability of information about the security's issuer.

  Foreign Investments. As indicated in the prospectuses, the Trust may include foreign securities to a certain extent. Investors should recognize that in-vesting in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

  Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or ac-quisition of any forward contract, futures contract, option and similar finan-cial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules ap-plicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures con-tracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be inte-grated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign cur-rency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than cer-tain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is antici-pated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Vanguard Fixed Income Securities Funds may make or enter into will be subject to the special currency rules described above.

  Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly avail-able information about certain foreign companies than about domestic compa-nies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Trust will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

  Futures Contracts and Options. Each Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures con-tracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures ex-changes. Futures exchanges and trading are regulated under the Commodity Ex-change Act by the Commodity Futures Trading Commission (CFTC), a U.S. Govern-ment agency. Assets committed to futures contracts will be segregated to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position (buy-ing a contract which has previously been sold, or selling a contract previ-ously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin de-posits which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the con-tract holder. Variation margin payments are made to and from the futures bro-ker for as long as the contract remains open. The Funds expect to earn inter-est income on their margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

  Although techniques other than the sale and purchase of futures contracts could be used to control each Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

  Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

  Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin require-ments at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures con-tracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge it effectively.

  Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, a Fund incurs the risk that its adviser will incorrectly predict future interest rate trends. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a bro-ker with whom a Fund has an open position in a futures contract or related op-tion.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  Federal Tax Treatment of Futures Contracts. Each Fund is required for Fed-eral income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon dis-position. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  In order for each Fund to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, gains from the sale of securi-ties or of foreign currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

  A Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

  Other Types of Derivatives. In addition to bond futures contracts and op-tions, each Fund may invest in other types of derivatives, including swap agreements. Swap agreements can be structured in a variety of ways and are known by many different names. In a typical swap agreement, the Fund negoti-ates with a counterparty to trade off investment exposure to a particular mar-ket factor, such as interest rate movements or the credit quality of a bond issuer. Based on the terms of the swap, the Fund may either receive from or make payments to the counterparty on a regular basis.

  Depending on how they are used, swap agreements have the potential to in-crease or decrease the Funds' investment risk. The Funds will invest in swap agreements only to the extent consistent with their respective investment ob-jectives and policies.

                              PURCHASE OF SHARES

  Each Trust reserves the right in its sole discretion: (i) to suspend the of-fering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on ini-tial and subsequent investments for certain fiduciary accounts such as em-ployee benefit plans or under circumstances where certain economies can be achieved in sales of the Trust's shares.

                                  SHARE PRICE

  The Trust's share price, or "net asset value" per share, is calculated by dividing the total assets of the Trust, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange, generally 4:00 p.m. East-ern time) on each day that the exchange is open for trading.

  Trust securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premi-um, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  The share price for the Trust can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".

                             REDEMPTION OF SHARES

  Each Trust may suspend redemption privileges or postpone the date of pay-ment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Com-mission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its as-sets, and (iii) for such other periods as the Commission may permit.

  The Trust has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash un-less the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

  No charge is made by a Fund for redemptions (except for Vanguard High-Yield Corporate Fund, which charges a redemption fee of 1% if shares held for less than one year are redeemed). Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

  Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the hold-ers of a majority of the affected series' shares. For these purposes, a "ma-jority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the series' net asset value are present or represented by proxy; or
(ii) more than 50% of the series' net asset value.

  Borrowing. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its out-standing borrowings exceed 5% of net assets.

  Commodities. A Fund may not invest in commodities, except that it may invest in bond (stock) futures contracts, bond (stock) options and options on bond (stock) futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

  Diversification. With respect to 75% of its total assets, a Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one is-suer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

  Illiquid or Restricted Securities. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  Industry Concentration. A Fund may not invest more that 25% of its total as-sets in any one industry.

  Investing for Control. A Fund may not invest in a company for purposes of controlling its management.

  Investment Companies. A Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the ex-tent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

  Loans. A Fund may not lend money to any person except (i) by purchasing bonds or other debt securities or by entering into repurchase agreements; (ii) by lending its portfolio securities; and (iii) to another Vanguard fund through Vanguard's interfund lending program.

  Margin. A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  Oil, gas, minerals. A Fund may not invest in interests in oil, gas or other mineral exploration or development programs.

  Pledging assets. A Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

  Underwriting. A Fund may not engage in the business of underwriting securi-ties issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

  Unseasoned companies. A Fund may not invest more than 5% of its total assets in companies that have less than three years operating history (including the operating history of any predecessors).

  Warrants. A Fund may not purchase or sell warrants, put options or call op-tions.

  The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

  None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Compa-nies, the Trust may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Man-agement of the Trust" for more information.

                            MANAGEMENT OF THE TRUST

Officers and Trustees

  The Officers of the Trust manage its day-to-day operations and are responsi-ble to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its officers. The following is a list of the Trustees and Of-ficers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of each Fund of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing ad-dress of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc. and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and
Trustee
Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Commit-tee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Re-search Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Direc-tor of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, Jr. (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/ Coal/Appliances), Director of the BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Prod-ucts Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group), Director of Pacific Gas and Electric Co., Procter & Gam-ble Co., NACCO Industries (Machinery/ Coal/Appliances), and Newfield Explora-tion Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMER O. WELCH, Jr., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chair-man and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Prod-ucts); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
--------
*Officers of the Trust are "interested persons" as defined in the 1940 Act.

  The Vanguard Group. Vanguard Fixed Income Securities Funds is a member of The Vanguard Group of Investment Companies which consists of more than 35 in-vestment companies (the Trusts). Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund and the other funds in the Group ob-tain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custo-dian fees.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 un-der the 1940 Act. The Code is designed to prevent unlawful practices in con-nection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those rec-ommended by a blue ribbon panel of mutual fund industry executives.

  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard capital. At January 31, 1999, each Fund had contributed capital representing 0.02% of each Fund's net assets. The total amount contributed by the Trust was $5,782,000, which repre-sented 8.2% of Vanguard's capitalization. The Funds' Service Agreement pro-vides for the following arrangement: (1) each Vanguard Fund may be called upon to invest a maximum of 0.40% of its assets in Vanguard, and (2) there is no restriction on the maximum cash investment that the Vanguard Funds may make in Vanguard.

  Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian rela-tionships; (6) shareholder reporting; and (7) review and evaluation of advi-sory and other services provided to the Funds by third parties.

  Distribution. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for ad-vertising, promotional materials and marketing personnel. Distribution serv-ices may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

  One-half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remain-ing one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional na-ture shall exceed 125% of the average distribution expense rate for The Van-guard Group, and that no fund shall incur annual distribution expenses in ex-cess of 20/100 of 1% of its average month-end net assets.

  During the last three fiscal years, the Funds incurred the following approx-imate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses.

                                   Fiscal year ended Fiscal year ended Fiscal year ended
               Fund                 January 31 1997  January 31, 1998  January 31, 1999
Vanguard GNMA Fund                    $16,069,000       $12,822,000       $16,285,000
Vanguard High-Yield
 Corporate Fund                       $ 7,634,000       $ 5,431,000       $ 7,817,000
Vanguard Intermediate-
 Term Treasury Fund                   $ 2,761,000       $ 1,675,000       $ 2,292,000
Vanguard Intermediate-
 Term Corporate Fund                  $ 1,156,000       $ 1,175,000       $ 1,890,000
Vanguard Long-Term
 Treasury Fund                        $ 1,984,000       $   885,000       $ 1,378,000
Vanguard Long-Term
 Corporate Fund                       $ 7,821,000       $ 5,262,000       $ 5,628,000
Vanguard Short-Term
 Treasury Fund                        $ 2,127,000       $ 1,103,000       $ 1,271,000
Vanguard Short-Term
 Corporate Fund                       $ 9,349,000       $ 7,823,000       $ 7,287,000
Vanguard Short-Term
 Federal Fund                         $ 2,981,000       $ 1,448,000       $ 1,889,000

  Investment Advisory Services. Vanguard provides investment advisory services to several Vanguard Trusts, including this Trust. These services are provided on an at-cost basis from a money management staff employed directly by Van-guard. The compensation and other expenses of this staff are paid by the funds and Trusts utilizing these services. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

Trustee Compensation

  The same individuals serve as Trustees of all Vanguard Trusts (with two ex-ceptions, which are noted in the table appearing on the following page), and each trust pays a proportionate share of the Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.

  Independent Trustees. The trusts compensate their independent Trustees--that is, the ones who are not also officers of the trust--in three ways:

  . The independent Trustees receive an annual fee for their service to the trusts, which is subject to reduction based on absences from scheduled Board meetings.

  . The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

  . Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

  "Interested" Trustees. The trusts' interested Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  Compensation Table. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fis-cal year ended January 31, 1999.

                     VANGUARD FIXED INCOME SECURITIES FUND
                              COMPENSATION TABLE

                                                                           Total
                                         Pension or                    Compensation
                                         Retirement                        From
                          Aggregate   Benefits Accrued    Estimated    All Vanguard
                         Compensation    As Part of    Annual Benefits Funds Paid to
Name of Directors         From Trust   Trust Expenses  Upon Retirement  Trustees(1)
-----------------        ------------ ---------------- --------------- -------------
John C. Bogle...........      None          None              None           None
John J. Brennan.........      None          None              None           None
Barbara Barnes
 Hauptfuhrer(2).........    $6,342          $858           $15,000        $75,000
JoAnn Heffernan Heisen..    $3,700          $373           $15,000        $43,750
Robert E. Cawthorn(2)...    $2,114          $572           $ 6,000        $25,000
Bruce K. MacLaury.......    $6,637          $640           $12,000        $70,000
Burton G. Malkiel.......    $6,386          $617           $15,000        $75,000
Alfred M. Rankin, Jr. ..    $6,342          $451           $15,000        $75,000
John C. Sawhill.........    $6,342          $572           $15,000        $75,000
James O. Welch, Jr. ....    $6,342          $660           $15,000        $75,000
J. Lawrence Wilson......    $6,342          $477           $15,000        $75,000

--------
(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).
(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.).

                         INVESTMENT ADVISORY SERVICES
              GNMA, LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE
                                     FUNDS

  The Trust employs Wellington Management Company, LLP (Wellington) under an investment advisory agreement to manage the investment and reinvestment of the assets of the Trust's GNMA, Long-Term Corporate and High-Yield Corporate Funds and to continuously review, supervise and administer the investment program for each of these three Funds. Wellington discharges its responsibilities sub-ject to the control of the Officers and Trustees of the Trust.

  The GNMA, Long-Term Corporate and High-Yield Corporate Funds pay Wellington an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggre-gate average month-end net assets of the three Funds for the quarter:

                                   GNMA Fund

   Net Assets                                                              Rate
   ----------                                                              -----
   First $3 billion....................................................... .020%
   Next $3 billion........................................................ .010%
   Over $6 billion........................................................ .008%

                           Long-Term Corporate Fund

   Net Assets                                                              Rate
   ----------                                                              -----
   First $1 billion....................................................... .040%
   Next $1 billion........................................................ .030%
   Next $1 billion........................................................ .020%
   Over $3 billion........................................................ .015%

                           High-Yield Corporate Fund

   Net Assets                                                              Rate
   ----------                                                              -----
   First $1 billion....................................................... .060%
   Next $1 billion........................................................ .040%
   Next $1 billion........................................................ .030%
   Over $3 billion........................................................ .025%

  The fee, as determined above, is allocated to each Fund based on the rela-tive net assets of each.

  During the fiscal years ended January 31, 1997, 1998 and 1999, the three Funds incurred the following advisory fees:

                                                 Fiscal Year Ended January 31,
                                                --------------------------------
Fund                                               1997       1998       1999
----                                            ---------- ---------- ----------
GNMA........................................... $  992,000 $1,067,000 $1,229,000
Long-Term Corporate............................ $  951,000 $  963,000 $1,048,000
High-Yield Corporate........................... $1,370,000 $1,593,000 $1,831,000

  Prior to May 1, 1996, these fees were paid under the terms of a previous in-vestment advisory agreement which called for a higher rate of fees. The pres-ent agreement may be continued for successive one-year periods, as long as such continuance is specifically approved by a vote of the Trust's Board of Trustees, including the affirmative votes of a majority of those members of the Board of Trustees who are not parties to the agreement or interested per-sons of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement may be terminated by any Fund at any time, without penalty, by vote of the Board of Trustees of the Trust on 60 days' written notice to Wellington, or by Wellington on 90 days' written notice to the Trust. The agreement will automatically terminate in the event of its assign-ment.

  The Fund's Board of Trustees may, without the approval of shareholders, pro-vide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

    B. A change in the terms of an advisory agreement.

    C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will be communicated to shareholders in writing.

  Description of the Adviser. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

                   SHORT-TERM CORPORATE, SHORT-TERM FEDERAL,
            SHORT-TERM U.S. TREASURY, INTERMEDIATE-TERM CORPORATE,
       INTERMEDIATE-TERM U.S. TREASURY AND LONG-TERM U.S. TREASURY FUNDS

  The Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, In-termediate-Term Corporate, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Funds receive all investment advisory services from Vanguard's Fixed Income Group. These services are provided on an at-cost basis from an experi-enced investment management staff employed directly by Vanguard. The compensa-tion and other expenses of the staff are allocated among the Funds of the Trusts utilizing these services. During the fiscal years ended January 31, 1997, 1998 and 1999, the Funds incurred the following advisory expenses:

                        Fiscal year ended Fiscal year ended Fiscal year ended
         Fund           January 31, 1997  January 31, 1998  January 31, 1999
         ----           ----------------- ----------------- -----------------
Vanguard Intermediate-
 Term Treasury Fund         $165,000          $199,000          $212,000
Vanguard Intermediate-
 Term Corporate Fund        $ 63,000          $102,000          $128,000
Vanguard Long-Term
 Treasury Fund              $122,000          $136,000          $147,000
Vanguard Short-Term
 Treasury Fund              $123,000          $147,000          $133,000
Vanguard Short-Term
 Corporate Fund             $543,000          $698,000          $671,000
Vanguard Short-Term
 Federal Fund               $185,000          $205,000          $191,000

  The investment management staff is supervised by the senior Officers of the Funds. The senior Officers are directly responsible to the Board of Trustees of the Trust. The Board of Trustees, elected annually by shareholders, sets broad policies for the Trusts and chooses its Officers.

                            PORTFOLIO TRANSACTIONS
           GNMA, LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDS

  The investment advisory agreement authorizes Wellington to select the bro-kers or dealers that will execute the purchases and sales of portfolio securi-ties for the Funds and directs Wellington to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Funds. Wellington has undertaken to execute each investment transac-tion at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

  In placing portfolio transactions, Wellington will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or Wellington. Wellington considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

  Currently, it is the Trust's policy that Wellington may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. Wellington will only pay such higher commissions if it believes this to be in the best interest of the Funds. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to Wellington and/or the Funds. However, Wellington has informed the Trust that it generally will not pay higher commission rates spe-cifically for the purpose of obtaining research services.

  Some securities considered for investment by the Funds may also be appropri-ate for other Funds and/or clients served by Wellington. If purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other Funds or clients served by Wellington are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by Wellington.

                   SHORT-TERM CORPORATE, SHORT-TERM FEDERAL,
            SHORT-TERM U.S. TREASURY, INTERMEDIATE-TERM CORPORATE,
      INTERMEDIATE-TERM U.S. TREASURY, AND LONG-TERM U.S. TREASURY FUNDS

  Brokers or dealers who execute transactions for the Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, Intermediate-Term Corporate, In-termediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios are se-lected by Vanguard's investment management staff, which is responsible for us-ing its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be in-volved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

  Vanguard's investment management staff may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securi-ties being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                                   ALL FUNDS

  The Funds did not incur any brokerage commissions for the fiscal years ended January 31, 1997, January 31, 1998 and January 31, 1999.

                            YIELD AND TOTAL RETURN

SEC Yields

  Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by di-viding the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd+1)/6/-1]

    Where:
        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

  The yield* of each Fund for the 30-day period ended January 31, 1999 is set forth below:

   Short-Term U.S. Treasury Fund....................................... 4.65%
   Short-Term Federal Fund............................................. 5.06%
   Short-Term Corporate Fund--Investor Shares.......................... 5.74%
   Short-Term Corporate Fund--Institutional Shares..................... 5.86%
   Intermediate-Term U.S. Treasury Fund................................ 4.89%
   GNMA Fund........................................................... 6.24%
   Long-Term U.S. Treasury Fund........................................ 5.20%
   Long-Term Corporate Fund............................................ 5.95%
   High-Yield Corporate Fund........................................... 8.27%(1)
   Intermediate-Term Corporate Fund.................................... 6.02%

--------
 * The yield for each Fund is calculated daily. In calculating the yield, the premiums and discounts on asset-backed securities are not amortized.
(1) Yield for the High-Yield Corporate Fund reflects a premium based on the possibility that interest payments on some bonds may be reduced or eliminated. Also, since bonds with higher interest coupons may be replaced by bonds with lower coupons, income dividends are subject to reduction.

Average Annual Total Return

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quo-tations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

  Average annual total return is calculated by finding the average annual com-pounded rates of return of a hypothetical investment over such periods accord-ing to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1/n/-1

    Where:
        T   = average annual total return
        P   = a hypothetical initial investment of $1,000
        n   = number of years
        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

  The average annual total return of each Fund for the one-, five-, and ten-year periods ended January 31, 1999 is set forth below:

                                                    1 Year    5 Years  10 Years
                                                     Ended     Ended     Ended
                                                   1/31/1999 1/31/1999 1/31/1999
                                                   --------- --------- ---------
Short-Term U.S. Treasury Fund.....................   6.66%     5.82%     6.34%*
Short-Term Federal Fund...........................   6.57%     5.80%     7.47%*
Short-Term Corporate Fund--Investor Shares........   6.16%     6.09%     7.80%
Short-Term Corporate Fund--Institutional Shares...   6.28%               6.84%*
GNMA Fund.........................................   6.79%     7.44%     9.03%
Intermediate-Term U.S. Treasury Fund..............   9.44%     7.02%     8.53%*
Intermediate-Term Corporate Fund..................   7.73%     7.00%     6.99%*
Long-Term U.S. Treasury Fund......................  12.02%     8.72%    10.83%
Long-Term Corporate Fund..........................   9.52%     8.40%    10.80%
High-Yield Corporate Fund.........................   5.34%     8.55%     9.74%

--------
*Since inception:
                Short-Term Federal Fund--December 31, 1987
                Short-Term U.S. Treasury and Intermediate-Term
                U.S. Treasury Funds--October 28, 1991
                Intermediate-Term Corporate Fund--November 1, 1993
                Short-Term Corporate Fund--Institutional Shares--September 30, 1997

Cumulative Total Return

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were rein-vested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) -1

    Where:
        C   = cumulative total return
        P   = a hypothetical initial investment of $1,000
        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                             FINANCIAL STATEMENTS

  The Trust's financial statements as of and for the fiscal year ended January 31, 1999, appearing in the Trust's 1999 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Addi-tional Information. For a more complete discussion of the Fund's performance, please see the Trust's 1999 Annual Report to Shareholders, which may be ob-tained without charge.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group, including each Fund of Vanguard Fixed Income Securities Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purpos-es.

  Standard and Poor's 500 Composite Stock Price Index--includes stocks se-lected by Standard and Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

  Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

  Standard & Poor's 500/BARRA Value Index--consists of the stocks in the Stan-dard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

  Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  Wilshire 5000 Equity Index--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

  Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  Lehman Brothers GNMA Index--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  Lehman Long-Term Treasury Bond Index--is a market weighted index that con-tains individually priced U.S. Treasury securities with maturities of ten years or greater.

  Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

  Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

  Merrill Lynch DRD--Eligible Index--includes preferred stock issues which are eligible for the corporate dividends-received deduction.

  Lehman Brothers High Yield Index--includes all fixed income securities hav-ing a maximum quality rating of Ba1 (including defaulted issues; a minimum outstanding of $100mm, and at least one year to maturity; payment-in-kind bonds and Eurobonds are excluded.

  Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

  NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  Lehman Brothers Aggregate Bond Index--is a market-weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

  Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween one and five years. The index has a market value of over $1.6 trillion.

  Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

  Lehman Brothers Long (10+) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $900 billion.

  Lehman Brothers Intermediate-Term Corporate Bond Index--consists of all in-vestment grade corporate debt with maturities of five to ten years.

  Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

  Lipper Fixed Income Fund Average--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Inc.

                               OTHER DEFINITIONS

  Marketing literature for the Funds of Vanguard Fixed Income Securities Fund, may from time to time refer to or discuss a Fund's DURATION. Duration is the weighted average life of a Fund's debt instruments measured on a present-value basis; it is generally superior to average weighted maturity as a measure of a Fund's potential volatility due to changes in interest rates.

  Unlike a Fund's average weighted maturity, which takes into account only the stated maturity date of the Fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with princi-pal), has both a maturity and duration of four years. However, a four-year bond priced at par with an 8% coupon has a maturity of four years but a dura-tion of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

  In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, du-ration serves to approximate the resulting change in a bond's price. For exam-ple, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a four-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings

  Excerpts from Moody's Investors Service, Inc., (Moody's) description of its highest bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered as me-dium grade obligations, i.e., they are neither highly protected nor poorly se-cured. Interest payments and principal security appear adequate for the pres-ent but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba--judged to have speculative elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high de-gree; often in default; C--lowest rated class of bonds; regarded as having ex-tremely poor prospects.

  Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Corporation (S&P) description of its five highest bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obli-gations. A very strong capacity to pay interest and repay principal and dif-fers from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obliga-tion; BB indicates the lowest degree of speculation and CC the highest.

  S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. Description of GNMA Mortgage-Backed Certificates

  GNMA (Government National Mortgage Association) Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mort-gage loans. The Certificates which the GNMA Portfolio will purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

  The GNMA Guarantee The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if nec-essary to make any payments required under its guarantee.

  The Life of GNMA Certificates The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal in-vestment.) As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular is-sue of GNMA Certificates. However, statistics published by the FHA are nor-mally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed se-curities which prepay fully in the twelfth year.

  Yield Characteristics of GNMA Certificates The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages. GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

  The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

    1. Certificates may be issued at a premium or discount, rather than at par.

    2. After issuance, Certificates may trade in the secondary market at a premium or discount.

    3. Interest is earned monthly, rather than semiannually as for tradi-tional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

    4. The actual yield of each GNMA Certificate is influenced by the prepay-ment experience of the mortgage pool underlying the Certificate. That is, if mortgagors pay off their mortgages early, the principal returned to Cer-tificate holders may be reinvested at more or less favorable rates.

  In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 0.25 of 1% more than high-grade corporate bonds and 0.50 of 1% more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

  Market for GNMA Certificates Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the sec-ondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are read-ily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment expe-rience of the pool of mortgages backing each Certificate.

  "When Issued" Securities GNMA securities may be purchased and sold on a when issued and delayed delivery basis. Delayed delivery or when issued transac-tions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund engages in "when issued" and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the op-portunity of obtaining a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A sepa-rate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. To the extent a Fund engages in "when issued" and delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

III. Commercial Paper

  A Fund may invest in commercial paper (including variable amount master de-mand notes) rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to fi-nance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the in-vestment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be trad-ed, and there is no secondary market for these notes, although they are re-deemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Fund's investment in vari-able amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by Standard & Poor's has the following character-istics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. U.S. Government Securities

  The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agen-cies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look princi-pally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

  An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

V. Bank Obligations

  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Fund will agree to repurchase such instruments, at the Fund's option, at par on or near the cou-pon dates. The dealers' obligations to repurchase these instruments are sub-ject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A Fund is also able to sell variable rate certifi-cates of deposit in the secondary market. Variable rate certificates of de-posit normally carry a higher interest rate than comparable fixed-rate certif-icates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most ac-ceptances have maturities of six months or less and are traded in the second-ary markets prior to maturity.

VI. Short and Intermediate Term Corporate Debt Securities

  Outstanding non-convertible corporate debt securities (e.g. bonds and deben-tures) which are rated Baa3 or better either by Moody's or BBB- or better by Standard & Poor's are considered investment grade.

VII. Foreign Investments

  The Short-Term Corporate, Intermediate-Term Corporate, High Yield Corporate and Long-Term Corporate Funds may invest in the securities (payable in U.S. dollars) of foreign issues and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because these Funds invest in such securities, investment in these Funds involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include fu-ture political and economic developments, the possible imposition of withhold-ing taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Funds, difficulty in obtaining and enforcing court judgments abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad.

VIII. Zero Coupon Treasury Bonds

  All Funds may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured in-terest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

  A zero coupon bond does not pay interest. Instead, it is issued at a sub-stantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Trust, which ex-pects to qualify as a regulated investment company, intends to pass along such interest as a component of a Fund's distributions of net investment income.

  Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

IX. Collateralized Mortgage Obligations

  The Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate and the Short-, Intermediate- and Long-Term U.S. Treasury Funds may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche". Under the CMO structure, the cash flows generated by the mort-gages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Sub-ject to the various provisions of individual CMO issues, the cash flow gener-ated by the underlying collateral (to the extent it exceeds the amount re-quired to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issu-ance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are re-tired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to for-mulate securities with short, intermediate and long final maturities and ex-pected average lives. The primary risks involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular tranche is exposed to this risk, the bondholder is generally com-pensated in the form of higher yield. In order to provide security, in addi-tion to the underlying collateral, many CMO issues also include minimum rein-vestment rate and minimum sinking-fund guarantees. Typically, the Funds will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term Funds invest only in CMOs with highly predictable short-term average maturities. Similarly, the In-termediate- and Long-Term Treasury Funds will invest in those CMOs that carry market risks consistent with intermediate- and long-term bonds.

X. Real Estate

  All Funds may invest in real estate investment conduits (REMICs), to the ex-tent consistent with the Funds' respective maturity and credit quality stan-dards. REMICs, which were authorized under the Tax

Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certif-icates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are re-quired to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.





                                                               SAI28-06/01/1999